EFFECTIVE AUGUST 23RD, 2004 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

INTRALASE CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-50939	38-3380954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Morgan, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 859-5230

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers

On October 12, 2004, IntraLase Corp. promoted Dr. Charline Gauthier, O.D., Ph.D. from her current position as Vice President, Research, Development and Corporate Affairs to the position of Executive Vice President and Chief Operating Officer. In addition to her current duties of oversight of research and development, clinical, quality and regulatory affairs, Dr. Gauthier will oversee manufacturing, operations, engineering, supply chain management and facilities.

Dr. Gauthier, 41, has served as our Vice President, Research, Development and Corporate Affairs since July 2003. After Summit Autonomous Inc. was acquired by Alcon, Inc. in October 2000, Dr. Gauthier was hired by Alcon, Inc. and from October 2000 to December 2001 served as its Vice President and General Manager of the Orlando Technology Center and was responsible for medical lasers and accessories for eye surgery. From April 2000 to October 2000, she was the Executive Vice President and Chief Operations Officer of Summit Autonomous, Inc. From October 1998 to April 2000, Dr. Gauthier was the Chief Operating Officer of Autonomous Technologies Corporation, or ATC. ATC was acquired by Summit Autonomous in April 2000. Dr. Gauthier earned her M.B.A. from Crummer Graduate School of Business, Rollins College, her Ph.D. from the University of New South Wales in Sydney, Australia and her Doctor of Optometry, from the University of Waterloo, Canada.

On the same date, Shelley B. Thunen, the Company’s Chief Financial Officer, was promoted to the position of Executive Vice President and Chief Financial Officer.

Ms. Thunen, 51, joined us as our Chief Financial Officer in May 2001. From January 2000 to January 2001, she was the Executive Vice President, Chief Financial Officer and Corporate Secretary of Versifi, Inc., which designs, develops and markets Java internet infrastructure software. Versifi was acquired by Reef SA/NV in December 2000. From August 1992 to January 2000, Ms. Thunen was the Chief Financial Officer, Vice President of Operations and Corporate Secretary of VitalCom, Inc., a leading manufacturer of computer networks for cardiac monitoring systems. VitalCom was acquired by General Electric Corp. in 2001. Ms. Thunen earned her M.B.A. and her B.A. in Economics from the University of California, Irvine.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated October 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRALASE CORP.
(Registrant)
Date: October 14, 2004
/s/ Robert J. Palmisano
Robert J. Palmisano
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 14, 2004